10.1

Form AMENDMENT NO. 3 TO CREDIT AGREEMENT
This amendment NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is dated as of December ___, 2017, and is entered into by and among ALERIS INTERNATIONAL, INC., a Delaware corporation (the “Company”), the other Domestic Borrowers party hereto, Aleris Aluminum Duffel BVBA, a private limited liability company organized under the laws of Belgium (the “Belgian Borrower”), Aleris Rolled Products Germany GmbH, a company with limited liability organized under the laws of Germany (the “German Borrower A”), Aleris Casthouse Germany GmbH, a company with limited liability organized under the laws of Germany (the “German Borrower B”), ALERIS SWITZERLAND GMBH, a company with limited liability organized under the laws of Switzerland (the “Swiss Borrower” and, together with the Company, the other Domestic Borrowers, the Belgian Borrower, the German Borrower A and the German Borrower B, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as the European agent for the Lenders (the “European Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the European Agent are parties to that certain Credit Agreement dated as of June 15, 2015 (as amended by Amendment No. 1 thereto dated as of March 18, 2016 and Amendment No. 2 thereto dated as of February 8, 2017 and as the same may be further amended, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);
WHEREAS, the Company has requested that the Agents and the Required Lenders agree to certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Required Lenders party hereto have agreed to such requests subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations set forth in Section 3 below:
(a)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to add the following new definitions in appropriate alphabetical order:
“Third Amendment Date” means ______________, 2017.
(b)Section 6.01 (Indebtedness) of the Credit Agreement is hereby amended by:
(i)amending the cross references to “clauses (b), (e), (q). (r), (s), (t), (u) or (x) hereof” in clause (f) thereof to include the text “(p), ” in appropriate alphabetical order between the cross references to clauses (e) and (q);
(ii)amending and restating clause (p) thereof to read in full as follows:
(p)    Indebtedness of Foreign Subsidiaries; provided that the aggregate principal amount of such Indebtedness incurred by Foreign Subsidiaries who are Loan Parties or which is guaranteed by a Credit Party, when aggregated with the principal amount of all other Indebtedness of Foreign Subsidiaries which is incurred by Foreign Subsidiaries who are Loan Parties or which is guaranteed by a Credit Party and which is incurred pursuant to this clause (p) and is then outstanding, shall not exceed the greater of (x) One Hundred Seventy-five Million U.S. Dollars ($175,000,000) and (y) 10% of Consolidated Total Assets.
and
(iii)amending and restating clause (u) thereof to read in full as follows:
(u)    other Indebtedness of the Company and its Subsidiaries that is secured by Liens on (x) any assets or property not constituting Collateral and/or (y) any Collateral to the extent such Liens are subordinate and junior to the Liens created pursuant to any Loan Document, in each case not to exceed a maximum principal amount of such Indebtedness that may be incurred so long as, at the time of incurrence of such Indebtedness, either (1) the Total Secured Leverage Ratio determined on a Pro Forma Basis (based upon the most recent financial statements that have been delivered pursuant to Section 5.01) after giving effect to such Indebtedness would not be greater than four (4.0) to one (1.0) on the date of such incurrence or (2) in the case of any such Indebtedness incurred on any date on or after the Third Amendment Date and on or prior to December 31, 2018, such Indebtedness, when taken together with the aggregate principal amount of all Loans and the aggregate face amount of all Letters of Credit then outstanding, does not exceed the greatest of (A) Seven Hundred Fifty Million U.S. Dollars ($750,000,000), (B) the sum of (i) eighty-five percent (85%) of the net book value of accounts receivable of the Company and its Subsidiaries and (ii) seventy percent (70%) of the net book value of inventory of the Company and its Subsidiaries (with accounts receivable and inventory calculated on the basis that all Investments, acquisitions, dispositions, mergers, consolidations and disposed operations that have been made by the Company and its Subsidiaries prior to or substantially contemporaneously with the date of any calculation shall be included or excluded, as the case may be, on a pro forma basis with such calculations made in good faith by a responsible financial or accounting officer of the Company) and (C) the product of (i) three and one half (3.5) and (ii) EBITDA on a consolidated basis for the Company’s and its Subsidiaries’ most recently ended four full quarters for which internal financial statements are available immediately preceding the date on which such Indebtedness is incurred; provided in each case that such Indebtedness, together with any Indebtedness incurred under clause (t) above, does not provide for annual amortization of more than one percent (1%) and such debt matures more than sixty (60) days after the Maturity Date;
(c)Section 6.02 (Liens) of the Credit Agreement is hereby amended by:
(i)replacing the words “Section 6.01(q), (s), (u) or (x)” set forth in clause (m) thereof with the words “Section 6.01(p), (q), (s), (u) or (x)”; and
(ii)deleting the “and” at the end of paragraph (p) thereof, replacing the “.” at the end of paragraph (q) thereof with “; and” and adding the following as a new paragraph (r):
(r)    Liens encumbering any property (other than Collateral) to secure or support liabilities or deferred revenues not in excess of $80,000,000.

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2.Conditions to Effectiveness. The effectiveness of this Consent is subject to the following conditions precedent, each to be in form and substance satisfactory to the Administrative Agent:
(a)the Administrative Agent shall have received a copy of this Amendment executed by each Borrower, each other Loan Party, the Required Lenders, the Administrative Agent and the European Agent;
(b)the Administrative Agent shall have received, for the ratable benefit of each Lender that executes this Amendment, an amendment fee equal to 0.05% of the Revolving Commitments of such Lender; and
(c)no Default or Event of Default shall have occurred and be continuing.
3.Representations and Warranties. To induce the Agents and the Lenders to enter into this Amendment, each of the Loan Parties represent and warrant to the Agents and the Lenders that:
(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party and this Amendment has been duly executed and delivered such Loan Party;
(b)after giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Credit Agreement and each other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects); and
(c)    no Default or Event of Default has occurred and is continuing.
4.Acknowledgment of Loan Guarantor; Reaffirmation. Each Loan Guarantor hereby acknowledges that the Borrowers, the Administrative Agent, the European Agent and the Lenders have amended the Credit Agreement by this Amendment, and such Loan Guarantor acknowledges that the Administrative Agent, the European Agent and the Lenders would not amend the Credit Agreement in the absence of the agreements of such Loan Guarantor contained herein. Each Loan Guarantor hereby approves of and consents to the Amendment, agrees that its obligations under the applicable Loan Guarantee and the other Loan Documents to which it is a party shall not be diminished as a result of the execution of the Amendment, and confirms that the applicable Loan Guarantee and all other Loan Documents to which it is a party are in full force and effect. Each Loan Party hereby reaffirms its obligations under any applicable Security Agreement and each other Collateral Document to which it is a party. Without limiting the foregoing, each Loan Party hereby reaffirms its pledge, assignment and grant of a Lien on the Collateral to the applicable Agent, on behalf of and for the ratable benefit of the applicable Lenders, to secure the prompt and complete payment and performance of the applicable Obligations.
5.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
6.References. Any reference to the Credit Agreement contained in any document, instrument or Credit Agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

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7.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., “pdf”) transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.
8.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
9.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:
ALERIS INTERNATIONAL, INC., as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________
ALERIS ROLLED PRODUCTS, INC., as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________
ALERIS ROLLED PRODUCTS, LLC, as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________
ALERIS ROLLED PRODUCTS SALES CORPORATION, as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________
IMCO RECYCLING OF OHIO, LLC, as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

ALERIS OHIO MANAGEMENT, INC., as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________
NICHOLS ALUMINUM LLC, as a Domestic Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

ALERIS ALUMINUM DUFFEL BVBA, as the Belgian Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

ALERIS ROLLED PRODUCTS GERMANY, GMBH as a German Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________
ALERIS CASTHOUSE GERMANY GMBH, as a German Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

ALERIS SWITZERLAND GMBH, as the Swiss Borrower By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent By: ______________________________________ Name: ____________________________________ Title: _____________________________________
J.P. MORGAN EUROPE LIMITED, as a Lender and as European Agent By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________
WELLS FARGO BANK (LONDON BRANCH), as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

BARCLAYS BANK PLC, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

CITIBANK, N.A., as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Signature Page to Amendment No. 3 to Credit Agreement